Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 10-K of NxStage Medical, Inc. (the “Company”) for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (this “report”), I, Matthew W. Towse, Chief Financial Officer and Senior Vice President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	This report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Matthew W. Towse
Matthew W. Towse
Chief Financial Officer and Senior Vice President

Date: February 28, 2017